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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC 20549

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                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 10, 1996
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                           MULTI-MARKET RADIO, INC.
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               (Exact name of registrant as specified in charter)


           Delaware                  0-22080                 33-3707697
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     (State or Other         (Commission File No.)          (IRS Employer
   Identification No.)                                   Identification No.)


150 East 58th Street, New York, New York                                   10155
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (212) 407-9150
                                                    ----------------------------


                                      N/A
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(Former name or former address, if changed since last report)







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Item 5. Other Events

        On July 10, 1996, the Registrant sold the assets of radio stations WRXR-FM and WKBG-FM operating in the Augusta, Georgia market to Wilks Broadcast Acquisitions, Inc. for $5.0 million.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)     Not Applicable

        (b)     Pro Forma Financial Information

                It is impracticable to file the pro forma financial information required by Item 7(b) at this time for the required period because that information is not yet available. The Registrant will file that information as soon as is practicable but not later than 60 days following July 25, 1996.

        (c)     Exhibits

        99      Press Release dated  July 11, 1996.









                                SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                        MULTI-MARKET RADIO, INC.


                                        By:/s/ Jerry Emlet
                                           Name: Jerry Emlet
                                           Title: Chief Financial Officer

Date: July 25, 1996